TERM SHEET

June 11, 2003

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE4

Issuer

Asset Backed Securities Corporation
Depositor

DLJ Mortgage Capital, Inc.

Seller

(Originator)

(Servicer)

$1,000,000,000 (+/- 10%)

(Approximate)

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE4

Classes A1, A2, A-IO, M1, M2, M3, M4 & M5

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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**Subject to Revision**

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE4

CLASS	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (1)	EST. WAL (YRS) (2)	EXPECTED FIRST PAY	EXPECTED LAST PAY (3)
A1 (3)	500,000,000	Senior / FLT	AAA/AAA/Aaa	2.49	9/2003	5/2011
A2 (3)	322,000,000	Senior / FLT	AAA/AAA/Aaa	2.67	9/2003	5/2011
A-IO (4)	Notional	Senior / FXD / IO	AAA/AAA/Aaa
M1 (3)	65,000,000	Mezzanine / FLT	AA/AA/Aa2	5.24	12/15/06	5/2011
M2 (3)	55,000,000	Mezzanine / FLT	A/A/A2	5.19	10/2006	5/2011
M3 (3)	22,500,000	Mezzanine / FLT	A-/A-/A3	5.18	10/2006	5/2011
M4 (3)	18,000,000	Subordinate / FLT	BBB/BBB/Baa2	5.17	9/2006	5/2011
M5 (3)	17,500,000	Subordinate / FLT	BBB-/BBB-/Baa3	5.16	9/2006	5/2011
Total	1,000,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call.

(3)

The margin on the Class A1 and Class A2 Certificates doubles and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will increase 1.5x after the first Distribution Date on which the Clean-up Call is exercisable.

(4)

Interest payment window.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CUT-OFF DATE:

August 1, 2003.

EXPECTED PRICING:

On or about [July ], 2003.

MORTGAGE ORIGINATOR:

New Century Mortgage Corporation

SELLER:

DLJ Mortgage Capital, Inc.

EXPECTED SETTLEMENT:

August 6, 2003 (the “Closing Date”).

SERVICER:

Provident Bank

TRUSTEE:

US Bank National Association

LEAD UNDERWRITER:

Credit Suisse First Boston LLC

CO-MANAGERS:

TBD

RECORD DATE:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION  DATE:

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on September 15, 2003.

INTEREST ACCRUAL:

Interest on the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:

All of the Offered Certificates are ERISA eligible.  Other classes may not be ERISA eligible.

SMMEA:

None of the Certificates are expected to be SMMEA eligible.

TAX STATUS:

Multiple REMICs for federal income tax purposes.

SERVICING FEE:

The servicing fee of 0.50% will be paid before current interest on all Certificates.

TRUSTEE FEE:

The trustee fee will be zero.  All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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OPTIONAL REDEMPTION:

The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.

CERTIFICATE RATING:

[It is a condition to the issuance of the Class A1 and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of at least “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M5 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

REGISTRATION:

The Offered Certificates will be available through DTC and Euroclear.

P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance principal and interest on the related mortgage loans.

COMPLIANCE:

No mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No mortgage loan will be subject to the Georgia Fair Lending Act.

CSFB conducts this review during due diligence and the Originator will make a representation to this fact.

PRICING SPEED:

ARM:

26% CPR

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

CERTIFICATES:

Group I Certificates:  Class A1 Certificates

Group II Certificates:  Class A2 Certificates

Class A Certificates: Class A1, Class A2 Certificates and Class A-IO Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates.

INTEREST

Interest collections (net of the Servicing and Cap Fee ) will generally be allocated in the

DISTRIBUTIONS:

following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A-IO Certificates current interest plus unpaid interest shortfalls and Floor Payments, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

Pari-Passu to the Class M5 Certificates current interest and the unrated Class B-IO Certificates current interest.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PRINCIPAL

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be

DISTRIBUTIONS:

allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their targeted enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

CLASS A1 PERCENTAGE:

The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.

CLASS A2 PERCENTAGE:

The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.

OVERCOLLATERALIZATION

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as

PROVISIONS:

follows:

1.

To the Certificates to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates and the Class B-IO Certificates.

3.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, and then to the Class M5 Certificates and the Class B-IO Certificates.

4.

Carry Forward Amount sequentially to the Class A1 and Class A2 Certificates, Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates and Class M5 Certificates, subject to weighted average pass through rates on the Certificates.

AVAILABLE FUNDS CAP:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

the applicable portion of the Servicing and Cap Fee;

b)

for the first 30 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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AVAILABLE FUNDS CAP

CARRY FORWARD:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0% building to 2.20% of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to 4.40% of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

STEPDOWN DATE:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in September 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [40.00%].

CREDIT ENHANCEMENT:

	Enhancement Percentages
	AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup) (as % of the aggregate original principal balance)
Subordination	17.80%	11.30%	5.80%	3.55%	1.75%	0.00%
Overcollateralization	2.20%	2.20%	2.20%	2.20%	2.20%	2.20%
Total Enhancement	20.00%	13.50%	8.00%	5.75%	3.95%	2.20%

After Anticipated Stepdown (as % of the aggregate outstanding principal balance)
Subordination	35.60%	22.60%	11.60%	7.10%	3.50%	0.00%
Overcollateralization	4.40%	4.40%	4.40%	4.40%	4.40%	4.40%
Total Enhancement	40.00%	27.00%	16.00%	11.50%	7.90%	4.40%

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1 and Class A2 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will go up 1.5 times.

CAP CONTRACT:

The Trust will include a one-month LIBOR Cap contract.  The notional amount of the Cap will initially equal approximately [$50] million and will thereafter amortize down.  The one-month LIBOR strike on the Cap will be 100 bp over the one-month LIBOR forward curve as of pricing.  The Cap contract will be outstanding for the first 24 Distribution Dates.

FLOOR CONTRACT:

The Trust will include a one-month LIBOR Floor contract.  The notional amount of the Floor will initially equal approximately [$1,000] million and will thereafter amortize down.  The one-month LIBOR strike on the Floor will be the one-month LIBOR forward curve as of pricing.  The Floor contract will only receive a payment if one-month LIBOR goes below the specified Floor strike rate for that period. The Floor contract will be outstanding for the first 24 Distribution Dates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CLASS A-IO:

The Class A-IO Coupon will be 4.00% for the first 30 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately $78.1 million and will thereafter amortize down.

Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance
1	$78,100,000	11	$61,800,000	21	$48,200,000
2	$76,300,000	12	$60,400,000	22	$46,900,000
3	$74,700,000	13	$58,900,000	23	$45,700,000
4	$73,000,000	14	$57,400,000	24	$44,600,000
5	$71,400,000	15	$55,900,000	25	$42,600,000
6	$69,700,000	16	$54,600,000	26	$40,600,000
7	$68,300,000	17	$53,300,000	27	$38,700,000
8	$66,600,000	18	$52,000,000	28	$36,700,000
9	$65,000,000	19	$50,700,000	29	$34,700,000
10	$63,500,000	20	$49,300,000	30	$32,700,000

UNRATED CLASS B-IO:

The Class B-IO Coupon for the first 24 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will initially equal approximately $45.0 million and will thereafter amortize down.

Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance
1	$45,000,000	9	$45,000,000	17	$40,000,000
2	$45,000,000	10	$45,000,000	18	$40,000,000
3	$45,000,000	11	$40,000,000	19	$20,000,000
4	$45,000,000	12	$40,000,000	20	$20,000,000
5	$45,000,000	13	$40,000,000	21	$20,000,000
6	$45,000,000	14	$40,000,000	22	$20,000,000
7	$45,000,000	15	$40,000,000	23	$20,000,000
8	$45,000,000	16	$40,000,000	24	$20,000,000

TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date	Percentage
Sept 2006 – Aug 2007	[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
Sept 2007 – Aug 2008	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Sept 2008 – Aug 2009	[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
Sept 2009 – Aug 2010	[7.00]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter.
Sept 2010 and thereafter	[7.25]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PREPAYMENT SENSITIVITIES (To Call)

Class A1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.97	4.53	3.17	2.49	1.69	1.33	1.11
Modified Duration (yr)	15.30	4.27	3.06	2.42	1.67	1.32	1.11
Principal Window	Sep03 - Dec31	Sep03 - Dec17	Sep03 - Jul13	Sep03 – May11	Sep03 - Apr09	Sep03 - May08	Sep03 - Jun06

Class A2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.50	5.05	3.44	2.67	1.87	1.48	1.21
Modified Duration (yr)	14.96	4.74	3.30	2.59	1.84	1.46	1.21
Principal Window	Sep03 - Dec31	Sep03 - Dec17	Sep03 - Jul13	Sep03 – May11	Sep03 - Apr09	Sep03 - May08	Sep03 - Jul06

Class M1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.85	9.48	6.53	5.24	4.56	4.64	4.00
Modified Duration (yr)	20.01	8.54	6.08	4.96	4.37	4.44	3.86
Principal Window	Apr25 - Dec31	Feb08 - Dec17	Sep06 - Jul13	Dec06 - May11	May07 - Apr09	Sep07 - May08	Jul06 - Sep07

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.85	9.48	6.53	5.19	4.25	4.07	3.97
Modified Duration (yr)	17.37	8.00	5.80	4.73	3.95	3.80	3.72
Principal Window	Apr25 - Dec31	Feb08 - Dec17	Sep06 - Jul13	Oct06 - May11	Jan07 - Apr09	Feb07 - May08	Mar07 - Sep07

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.85	9.48	6.53	5.18	4.13	3.84	3.64
Modified Duration (yr)	16.59	7.83	5.71	4.66	3.81	3.57	3.40
Principal Window	Apr25 - Dec31	Feb08 - Dec17	Sep06 - Jul13	Oct06 - May11	Nov06 - Apr09	Dec06 - May08	Dec06 - Sep07

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.85	9.48	6.53	5.17	4.09	3.75	3.51
Modified Duration (yr)	13.19	7.01	5.26	4.35	3.57	3.32	3.14
Principal Window	Apr25 - Dec31	Feb08 - Dec17	Sep06 - Jul13	Sep06 - May11	Oct06 - Apr09	Nov06 - May08	Nov06 - Sep07

Class M5 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.85	9.47	6.52	5.16	4.05	3.69	3.42
Modified Duration (yr)	13.90	7.19	5.36	4.41	3.59	3.31	3.09
Principal Window	Apr25 - Dec31	Feb08 - Dec17	Sep06 - Jul13	Sep06 - May11	Sep06 - Apr09	Oct06 - May08	Sep06 - Sep07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.05	4.75	3.37	2.65	1.80	1.40	1.11
Modified Duration (yr)	15.35	4.45	3.22	2.56	1.76	1.38	1.11
Principal Window	Sep03 - Jul33	Sep03 - Dec27	Sep03 - Aug22	Sep03 - Dec18	Sep03 - May14	Sep03 - Jul12	Sep03 - Jun06

Class A2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.54	5.56	3.83	2.96	2.11	1.68	1.21
Modified Duration (yr)	14.98	5.13	3.62	2.84	2.05	1.65	1.21
Principal Window	Sep03 - May33	Sep03 - Jan30	Sep03 - Dec24	Sep03 - Oct20	Sep03 - May16	Sep03 - Jun14	Sep03 - Jul06

Class M1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.01	10.35	7.22	5.78	4.96	5.18	5.75
Modified Duration (yr)	20.10	9.16	6.62	5.41	4.71	4.92	5.42
Principal Window	Apr25 - May33	Feb08 - Sep27	Sep06 - Oct21	Dec06 - Jan18	May07 - Mar14	Sep07 - Aug12	Jul06 - Nov12

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.00	10.28	7.15	5.69	4.61	4.38	4.28
Modified Duration (yr)	17.44	8.48	6.23	5.10	4.24	4.06	3.99
Principal Window	Apr25 - Apr33	Feb08 - Apr26	Sep06 - Apr20	Oct06 - Oct16	Jan07 - Apr13	Feb07 - Oct11	Mar07 - Aug10

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.99	10.16	7.05	5.59	4.42	4.10	3.86
Modified Duration (yr)	16.64	8.22	6.06	4.96	4.04	3.78	3.58
Principal Window	Apr25 - Jan33	Feb08 - Jan24	Sep06 - Apr18	Oct06 - Feb15	Nov06 - Jan12	Dec06 - Sep10	Dec06 - Sep09

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.96	10.01	6.93	5.48	4.31	3.95	3.68
Modified Duration (yr)	13.21	7.24	5.48	4.54	3.73	3.47	3.27
Principal Window	Apr25 - Nov32	Feb08 - Jun22	Sep06 - Dec16	Sep06 - Jan14	Oct06 - Mar11	Nov06 - Jan10	Nov06 - Mar09

Class M5 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	9.67	6.67	5.27	4.13	3.77	3.48
Modified Duration (yr)	13.91	7.29	5.45	4.48	3.65	3.37	3.14
Principal Window	Apr25 - Jul32	Feb08 - Jul20	Sep06 - Jun15	Sep06 - Nov12	Sep06 - May10	Oct06 - Apr09	Sep06 - Jul08

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2003-HE4 Term Sheet Revised2 nobrackets.doc/#

PREPAYMENT SENSITIVITIES

Class A-IO to Call

Prepayment Speed	30 CPR	40 CPR	50 CPR	60 CPR	61 CPR	62 CPR	63 CPR
Yield at 6.80471%	3.500	3.500	3.500	3.500	3.500	1.783	-0.140

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 26% CPR for Floating Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	22.8	18.95%	24.3	19.66%
Class M-2	14.3	13.94%	15.8	14.92%
Class M-3	11.3	11.74%	12.8	12.85%
Class M-4	9.3	10.10%	10.5	11.07%
Class M-5	7.9	8.86%	9.0	9.82%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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Excess Spread

Period	Date	Static LIBOR	Forward LIBOR	Period	Date	Static LIBOR	Forward LIBOR
1	15-Sep-03	3.902%	3.902%	48	15-Aug-07	4.876%	3.683%
2	15-Oct-03	4.526%	4.603%	49	15-Sep-07	4.876%	3.879%
3	15-Nov-03	4.456%	4.587%	50	15-Oct-07	4.948%	3.970%
4	15-Dec-03	4.514%	4.665%	51	15-Nov-07	4.877%	3.770%
5	15-Jan-04	4.443%	4.689%	52	15-Dec-07	4.948%	3.868%
6	15-Feb-04	4.436%	4.687%	53	15-Jan-08	4.877%	3.666%
7	15-Mar-04	4.554%	4.722%	54	15-Feb-08	4.877%	3.621%
8	15-Apr-04	4.419%	4.619%	55	15-Mar-08	5.020%	4.085%
9	15-May-04	4.469%	4.700%	56	15-Apr-08	4.878%	3.724%
10	15-Jun-04	4.388%	4.554%	57	15-May-08	4.949%	3.834%
11	15-Jul-04	4.480%	4.641%	58	15-Jun-08	4.878%	3.625%
12	15-Aug-04	4.397%	4.565%	59	15-Jul-08	4.950%	3.738%
13	15-Sep-04	4.379%	4.316%	60	15-Aug-08	4.879%	3.534%
14	15-Oct-04	4.426%	4.334%	61	15-Sep-08	4.879%	3.705%
15	15-Nov-04	4.343%	4.212%	62	15-Oct-08	4.950%	3.823%
16	15-Dec-04	4.389%	4.230%	63	15-Nov-08	4.879%	3.617%
17	15-Jan-05	4.303%	4.106%	64	15-Dec-08	4.951%	3.736%
18	15-Feb-05	4.282%	4.052%	65	15-Jan-09	4.880%	3.529%
19	15-Mar-05	4.677%	4.438%	66	15-Feb-09	4.880%	3.492%
20	15-Apr-05	4.460%	4.163%	67	15-Mar-09	5.094%	4.124%
21	15-May-05	4.511%	4.192%	68	15-Apr-09	4.881%	3.575%
22	15-Jun-05	4.427%	4.067%	69	15-May-09	4.952%	3.707%
23	15-Jul-05	4.478%	4.100%	70	15-Jun-09	4.881%	3.494%
24	15-Aug-05	4.392%	3.978%	71	15-Jul-09	4.953%	3.628%
25	15-Sep-05	4.630%	4.057%	72	15-Aug-09	4.882%	3.418%
26	15-Oct-05	4.694%	4.092%	73	15-Sep-09	4.882%	3.562%
27	15-Nov-05	4.618%	3.929%	74	15-Oct-09	4.953%	3.700%
28	15-Dec-05	4.684%	3.970%	75	15-Nov-09	4.882%	3.486%
29	15-Jan-06	4.608%	3.803%	76	15-Dec-09	4.954%	3.628%
30	15-Feb-06	4.604%	3.752%	77	15-Jan-10	4.883%	3.416%
31	15-Mar-06	5.069%	4.502%	78	15-Feb-10	4.883%	3.383%
32	15-Apr-06	4.839%	4.102%	79	15-Mar-10	5.097%	4.025%
33	15-May-06	4.897%	4.148%	80	15-Apr-10	4.883%	3.450%
34	15-Jun-06	4.809%	3.967%	81	15-May-10	4.955%	3.600%
35	15-Jul-06	4.867%	4.017%	82	15-Jun-10	4.884%	3.384%
36	15-Aug-06	4.777%	3.839%	83	15-Jul-10	4.955%	3.536%
37	15-Sep-06	4.761%	3.984%	84	15-Aug-10	4.884%	3.318%
38	15-Oct-06	4.863%	4.060%	85	15-Sep-10	4.885%	3.466%
39	15-Nov-06	4.824%	3.904%	86	15-Oct-10	4.956%	3.618%
40	15-Dec-06	4.925%	4.004%	87	15-Nov-10	4.885%	3.408%
41	15-Jan-07	4.862%	3.819%	88	15-Dec-10	4.957%	3.564%
42	15-Feb-07	4.869%	3.776%	89	15-Jan-11	4.889%	3.354%
43	15-Mar-07	5.089%	4.376%	90	15-Feb-11	4.895%	3.339%
44	15-Apr-07	4.875%	3.907%	91	15-Mar-11	5.114%	3.977%
45	15-May-07	4.947%	3.990%	92	15-Apr-11	4.909%	3.406%
46	15-Jun-07	4.875%	3.794%	93	15-May-11	4.986%	3.578%
47	15-Jul-07	4.947%	3.877%	94	15-Jun-11	N/A	3.379%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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Available Funds Cap (“AFC”)

Period	Date	AFC (1)	Period	Date	AFC (1)
1	15-Sep-03	7.631%	48	15-Aug-07	11.216%
2	15-Oct-03	7.364%	49	15-Sep-07	11.897%
3	15-Nov-03	7.415%	50	15-Oct-07	11.894%
4	15-Dec-03	7.394%	51	15-Nov-07	11.890%
5	15-Jan-04	7.413%	52	15-Dec-07	11.887%
6	15-Feb-04	7.407%	53	15-Jan-08	11.883%
7	15-Mar-04	7.340%	54	15-Feb-08	11.880%
8	15-Apr-04	7.389%	55	15-Mar-08	11.913%
9	15-May-04	7.351%	56	15-Apr-08	11.909%
10	15-Jun-04	7.371%	57	15-May-08	11.906%
11	15-Jul-04	7.371%	58	15-Jun-08	11.902%
12	15-Aug-04	7.390%	59	15-Jul-08	11.899%
13	15-Sep-04	7.380%	60	15-Aug-08	11.896%
14	15-Oct-04	7.334%	61	15-Sep-08	11.916%
15	15-Nov-04	7.352%	62	15-Oct-08	11.913%
16	15-Dec-04	7.311%	63	15-Nov-08	11.910%
17	15-Jan-05	7.323%	64	15-Dec-08	11.906%
18	15-Feb-05	7.310%	65	15-Jan-09	11.903%
19	15-Mar-05	7.425%	66	15-Feb-09	11.900%
20	15-Apr-05	7.501%	67	15-Mar-09	11.896%
21	15-May-05	7.464%	68	15-Apr-09	11.893%
22	15-Jun-05	7.484%	69	15-May-09	11.890%
23	15-Jul-05	7.446%	70	15-Jun-09	11.886%
24	15-Aug-05	7.498%	71	15-Jul-09	11.883%
25	15-Sep-05	7.855%	72	15-Aug-09	11.880%
26	15-Oct-05	7.862%	73	15-Sep-09	11.876%
27	15-Nov-05	7.868%	74	15-Oct-09	11.873%
28	15-Dec-05	7.875%	75	15-Nov-09	11.870%
29	15-Jan-06	7.883%	76	15-Dec-09	11.866%
30	15-Feb-06	7.924%	77	15-Jan-10	11.863%
31	15-Mar-06	9.161%	78	15-Feb-10	11.860%
32	15-Apr-06	9.159%	79	15-Mar-10	11.856%
33	15-May-06	9.158%	80	15-Apr-10	11.853%
34	15-Jun-06	9.156%	81	15-May-10	11.850%
35	15-Jul-06	9.155%	82	15-Jun-10	11.847%
36	15-Aug-06	9.185%	83	15-Jul-10	11.843%
37	15-Sep-06	10.190%	84	15-Aug-10	11.840%
38	15-Oct-06	10.188%	85	15-Sep-10	11.837%
39	15-Nov-06	10.185%	86	15-Oct-10	11.834%
40	15-Dec-06	10.183%	87	15-Nov-10	11.831%
41	15-Jan-07	10.181%	88	15-Dec-10	11.827%
42	15-Feb-07	10.211%	89	15-Jan-11	11.824%
43	15-Mar-07	11.210%	90	15-Feb-11	11.821%
44	15-Apr-07	11.207%	91	15-Mar-11	11.818%
45	15-May-07	11.204%	92	15-Apr-11	11.814%
46	15-Jun-07	11.201%	93	15-May-11	11.811%
47	15-Jul-07	11.198%	94	15-Jun-11	11.808%

1

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2003-HE4 Term Sheet Revised2 nobrackets.doc/#

MORTGAGE LOANS

The Mortgage Loans consist of first lien Six Month LIBOR, 2/28, 3/27 and Interest Only adjustable rate loans and first lien and second lien Fixed Rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Six Month LIBOR loans adjust every six months, while the Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Home Equity Loans presented below is based on actual balances of pools originated through June 2003.  The final pool will be approximately $1,000,000,000 (+/-10%).  The following characteristics are substantially representative of the final pool.

ABSC 2003-HE4

CHARACTERISTICS	TOTAL COLLATERAL	TOTAL ARM SUMMARY	TOTAL FIXED SUMMARY	GROUP I SUMMARY	GROUP II SUMMARY

Balance	$1,000,338,175.22	$744,101,262.72	$256,236,912.50	$608,332,466.58	$392,005,708.64
Number of Loans	6,283	4,238	2,045	4,082	2,201
Average Current Balance	$159,213	$175,578	$125,299	$149,028	$178,103
Interest Only Loans	0.92%	1.24%	0.00%	0.42%	1.70%
WAC	7.568	7.472	7.848	7.610	7.503
W.A. Margin	5.603	5.603	0.000	5.639	5.529
W.A. LTV	79.22	79.96	76.97	79.26	79.16
W.A. CLTV	79.41	79.96	77.80	79.26	79.64
W.A. Maturity	354	359	340	356	351
FICO	596	592	607	591	604
Owner Occupied	94.00%	94.90%	91.40%	94.00%	94.00%
Lien Status
First Lien	99.02%	100.00%	96.16%	100.00%	97.49%
Second Lien	0.98%	0.00%	3.84%	0.00%	2.51%
Top 5 States	CA(39%), FL(6%), IL(6%), NY(5%), TX(5%)	CA(40%), IL(7%), FL(5%), MI(4%), NY(4%)	CA(35%), FL(10%), TX(9%), NY(7%), NJ(6%)	CA(35%), FL(7%), IL(7%), NY(5%), TX(5%)	CA(45%), NY(6%), FL(5%), TX(5%), IL(4%)
(No other State concentration > 5%)
CONFORMING	82.24%	80.13%	88.39%	100.00%	54.69%
NON-CONFORMING	17.76%	19.87%	11.61%	0.00%	45.31%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2003-HE4 Term Sheet Revised2 nobrackets.doc/#

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class A-IO , Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1 Certificates.

The third set of tables is the Group II Pool which backs the Class A2 Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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ABSC 2003 HE-4 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	22	$497,120.00	0.05%
25,001 - 50,000	468	19,203,735.00	1.92
50,001 - 75,000	807	50,456,829.00	5.04
75,001 - 100,000	808	71,007,645.00	7.10
100,001 - 125,000	764	86,151,702.00	8.61
125,001 - 150,000	618	84,827,557.40	8.48
150,001 - 175,000	578	94,029,921.00	9.40
175,001 - 200,000	487	91,437,160.00	9.14
200,001 - 250,000	688	154,282,863.07	15.42
250,001 - 300,000	428	116,881,378.00	11.68
300,001 - 400,000	442	152,051,008.00	15.20
400,001 - 500,000	155	69,526,995.00	6.95
500,001 - 600,000	15	8,157,680.00	0.82
600,001 - 700,000	3	1,916,250.00	0.19
Total:	6,283	$1,000,427,843.47	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	22	$497,120.00	0.05%
25,001 - 50,000	468	19,196,469.75	1.92
50,001 - 75,000	808	50,522,686.63	5.05
75,001 - 100,000	807	70,923,714.52	7.09
100,001 - 125,000	765	86,267,467.91	8.62
125,001 - 150,000	617	84,693,386.05	8.47
150,001 - 175,000	578	94,012,941.80	9.40
175,001 - 200,000	487	91,429,183.40	9.14
200,001 - 250,000	688	154,274,467.70	15.42
250,001 - 300,000	428	116,876,747.15	11.68
300,001 - 400,000	442	152,045,184.26	15.20
400,001 - 500,000	155	69,524,876.05	6.95
500,001 - 600,000	15	8,157,680.00	0.82
600,001 - 700,000	3	1,916,250.00	0.19
Total:	6,283	$1,000,338,175.22	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	22	$2,346,400.00	0.23%
501 - 525	831	115,288,379.74	11.52
526 - 550	964	143,100,801.97	14.31
551 - 575	990	152,143,716.57	15.21
576 - 600	885	141,112,186.22	14.11
601 - 625	857	142,366,603.94	14.23
626 - 650	718	121,430,577.23	12.14
651 - 675	525	89,505,940.66	8.95
676 - 700	228	40,991,044.71	4.10
701 - 725	131	25,885,850.67	2.59
726 - 750	68	13,315,623.04	1.33
751 - 775	42	8,407,503.57	0.84
776 - 800	21	4,316,546.90	0.43
801 - 825	1	127,000.00	0.01
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 595.8

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	16	$1,041,685.51	0.10%
121 - 180	193	16,261,769.56	1.63
181 - 240	278	16,389,107.48	1.64
241 - 300	36	10,220,316.83	1.02
301 - 360	5,760	956,425,295.84	95.61
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 354.2

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	209	$17,303,455.07	1.73%
181 - 348	314	26,609,424.31	2.66
349 - 360	5,760	956,425,295.84	95.61
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 354.2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	4,890	$754,420,095.59	75.42%
PUD	606	105,917,002.64	10.59
2-4 Family	438	86,161,172.36	8.61
Condo	346	53,470,004.63	5.35
Manufactured Housing	3	369,900.00	0.04
Total:	6,283	$1,000,338,175.22	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	5,841	$940,162,637.93	93.98%
Investment Property	428	57,134,037.29	5.71
Second Home	14	3,041,500.00	0.30
Total:	6,283	$1,000,338,175.22	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	3,910	$624,668,736.10	62.45%
Purchase	1,398	224,113,405.46	22.40
Refinance – Rate/Term	975	151,556,033.66	15.15
Total:	6,283	$1,000,338,175.22	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	225	$23,230,028.74	2.32%
50.001 - 60.000	267	38,671,176.03	3.87
60.001 - 70.000	696	107,054,990.66	10.70
70.001 - 75.000	662	102,674,944.85	10.26
75.001 - 80.000	1,802	291,982,274.83	29.19
80.001 - 85.000	1,211	200,997,028.64	20.09
85.001 - 90.000	1,059	197,589,983.99	19.75
90.001 - 95.000	150	28,654,146.77	2.86
95.001 - 100.000	211	9,483,600.71	0.95
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average CLTV: 79.41

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,783	$386,881,798.18	38.68%
Florida	522	64,582,984.64	6.46
Illinois	327	57,127,747.27	5.71
New York	222	50,620,056.11	5.06
Texas	515	46,426,917.11	4.64
New Jersey	194	38,085,099.01	3.81
Michigan	326	37,888,993.87	3.79
Massachusetts	154	32,035,796.02	3.20
Colorado	134	21,903,420.05	2.19
Virginia	113	20,054,881.37	2.00
Other	1,993	244,730,481.59	24.46
Total:	6,283	$1,000,338,175.22	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	4,065	$596,047,044.88	59.58%
Stated	1,921	346,423,846.14	34.63
Limited	297	57,867,284.20	5.78
Total:	6,283	$1,000,338,175.22	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	28	$9,088,550.00	0.91%
5.001 - 5.500	43	9,242,246.72	0.92
5.501 - 6.000	177	39,718,541.27	3.97
6.001 - 6.500	458	97,065,462.25	9.70
6.501 - 7.000	1,002	209,346,359.67	20.93
7.001 - 7.500	967	172,108,435.44	17.21
7.501 - 8.000	1,178	188,537,786.31	18.85
8.001 - 8.500	756	106,117,464.67	10.61
8.501 - 9.000	670	80,937,929.66	8.09
9.001 - 9.500	338	35,551,319.77	3.55
9.501 - 10.000	263	25,713,514.96	2.57
10.001 - 10.500	96	9,200,922.05	0.92
10.501 - 11.000	220	12,539,796.36	1.25
11.001 - 11.500	40	2,575,282.04	0.26
11.501 - 12.000	42	2,133,004.05	0.21
12.001 - 12.500	5	461,560.00	0.05
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 7.568

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,045	$256,236,912.50	25.62%
11.501 - 12.000	32	9,807,000.00	0.98
12.001 - 12.500	44	9,284,246.72	0.93
12.501 - 13.000	166	38,338,791.27	3.83
13.001 - 13.500	338	72,228,355.33	7.22
13.501 - 14.000	727	157,054,831.54	15.70
14.001 - 14.500	689	130,161,202.05	13.01
14.501 - 15.000	821	139,970,072.65	13.99
15.001 - 15.500	497	77,400,845.74	7.74
15.501 - 16.000	421	56,065,253.56	5.60
16.001 - 16.500	217	24,796,019.25	2.48
16.501 - 17.000	152	17,034,209.89	1.70
17.001 - 17.500	61	5,882,303.80	0.59
17.501 - 18.000	42	3,400,403.13	0.34
18.001 - 18.500	19	1,702,517.79	0.17
18.501 - 19.000	9	587,650.00	0.06
19.001 - 19.500	3	387,560.00	0.04
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 14.469

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,045	$256,236,912.50	25.62%
0.501 - 1.000	3	287,650.00	0.03
1.001 - 1.501	1	153,750.00	0.02
1.501 - 2.000	1	89,900.00	0.01
2.501 - 3.000	6	2,835,550.00	0.28
3.001 - 3.500	18	5,679,600.00	0.57
3.501 - 4.000	6	1,158,792.00	0.12
4.001 - 4.500	6	1,084,900.00	0.11
4.501 - 5.000	1	105,000.00	0.01
5.001 - 5.500	2,103	390,296,327.09	39.02
5.501 - 6.000	1,207	213,489,464.58	21.34
6.001 - 6.500	619	93,932,825.10	9.39
6.501 - 7.000	207	27,218,531.10	2.72
7.001 - 7.500	58	7,553,310.55	0.76
8.001 - 8.500	1	68,800.00	0.01
8.501 - 9.000	1	146,862.30	0.01
Total:	6,283	$1,000,338,175.22	100.00%
Weighted Average: 5.603

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,045	$256,236,912.50	25.62%
2003-07	28	9,233,600.00	0.92
2005-03	3	492,698.96	0.05
2005-04	54	8,688,854.86	0.87
2005-05	1,359	245,913,970.71	24.58
2005-06	2,639	453,779,767.46	45.36
2006-04	1	193,299.07	0.02
2006-05	35	6,561,499.66	0.66
2006-06	119	19,237,572.00	1.92
Total:	6,283	$1,000,338,175.22	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	1,305	$188,858,665.11	18.88%
7 - 12	391	83,980,993.73	8.40
13 - 24	3,336	560,270,092.17	56.01
25 - 36	1,251	167,228,424.21	16.72
Total:	6,283	$1,000,338,175.22	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	28	$9,233,600.00	0.92%
ARM 2/28	4,055	708,875,291.99	70.86
ARM 3/27	155	25,992,370.73	2.60
Fixed 10 Year	16	1,041,685.51	0.10
Fixed 15 Year	193	16,261,769.56	1.63
Fixed 20 Year	278	16,389,107.48	1.64
Fixed 25 Year	8	986,716.83	0.10
Fixed 30 Year	1,550	221,557,633.12	22.15
Total:	6,283	$1,000,338,175.22	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	3,640	$600,700,739.01	60.05%
A-	667	102,173,088.14	10.21
A-MO	2	209,850.00	0.02
A+	1,130	180,303,084.92	18.02
A+MO	11	1,004,980.05	0.10
B	554	75,471,672.85	7.54
C	143	19,763,397.73	1.98
C-	25	3,514,638.83	0.35
Home Saver Program	16	2,037,368.55	0.20
Credit Score Program	95	15,159,355.14	1.52
Total:	6,283	$1,000,338,175.22	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	6,065	$990,507,948.18	99.02%
2nd Lien	218	9,830,227.04	0.98
Total:	6,283	$1,000,338,175.22	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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ABSC SERIES 2003-HE4
GROUP 1

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	215	$9,280,665.00	1.53%
50,001 - 75,000	501	31,475,776.00	5.17
75,001 - 100,000	558	49,105,584.00	8.07
100,001 - 125,000	583	65,722,127.00	10.80
125,001 - 150,000	455	62,260,645.40	10.23
150,001 - 175,000	414	67,277,474.00	11.06
175,001 - 200,000	361	67,786,957.00	11.14
200,001 - 250,000	517	115,976,488.07	19.06
250,001 - 300,000	330	90,390,383.00	14.86
300,001 - 400,000	139	44,885,731.00	7.38
400,001 - 500,000	8	3,711,550.00	0.61
500,001 - 600,000	1	517,500.00	0.09
Total:	4,082	$608,390,880.47	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	215	$9,274,004.17	1.52%
50,001 - 75,000	502	31,543,814.67	5.19
75,001 - 100,000	557	49,024,171.55	8.06
100,001 - 125,000	584	65,839,370.54	10.82
125,001 - 150,000	454	62,128,185.58	10.21
150,001 - 175,000	414	67,271,942.61	11.06
175,001 - 200,000	361	67,780,117.69	11.14
200,001 - 250,000	517	115,971,144.74	19.06
250,001 - 300,000	330	90,386,854.97	14.86
300,001 - 400,000	139	44,883,810.06	7.38
400,001 - 500,000	8	3,711,550.00	0.61
500,001 - 600,000	1	517,500.00	0.09
Total:	4,082	$608,332,466.58	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	19	$2,173,250.00	0.36%
501 - 525	599	79,785,085.84	13.12
526 - 550	690	96,732,313.25	15.90
551 - 575	654	92,717,686.31	15.24
576 - 600	591	86,440,711.59	14.21
601 - 625	540	84,896,488.18	13.96
626 - 650	423	67,267,744.39	11.06
651 - 675	304	50,444,137.27	8.29
676 - 700	120	21,284,799.45	3.50
701 - 725	75	14,061,628.73	2.31
726 - 750	34	6,289,078.67	1.03
751 - 775	22	4,194,496.00	0.69
776 - 800	10	1,918,046.90	0.32
801 - 825	1	127,000.00	0.02
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 590.8

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	10	$684,735.51	0.11%
121 - 180	87	7,846,940.39	1.29
181 - 240	36	3,574,060.86	0.59
241 - 300	15	2,786,150.00	0.46
301 - 360	3,934	593,440,579.82	97.55
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 356.4

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	97	$8,531,675.90	1.40%
181 – 348	51	6,360,210.86	1.05
349 – 360	3,934	593,440,579.82	97.55
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 356.4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,177	$455,460,956.72	74.87%
PUD	377	60,095,919.11	9.88
2-4 Family	281	55,587,306.23	9.14
Condo	245	36,915,284.52	6.07
Manufactured Housing	2	273,000.00	0.04
Total:	4,082	$608,332,466.58	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	3,803	$571,653,132.61	93.97%
Investment Property	273	35,690,833.97	5.87
Second Home	6	988,500.00	0.16
Total:	4,082	$608,332,466.58	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	2,590	$384,131,072.83	63.14%
Purchase	855	132,805,215.98	21.83
Refinance – Rate/Term	637	91,396,177.77	15.02
Total:	4,082	$608,332,466.58	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	138	$13,855,343.16	2.28%
50.001 - 60.000	160	20,900,183.19	3.44
60.001 - 70.000	461	65,320,671.71	10.74
70.001 - 75.000	453	64,923,970.89	10.67
75.001 - 80.000	1,240	185,434,284.08	30.48
80.001 - 85.000	833	125,500,556.79	20.63
85.001 - 90.000	705	116,366,802.36	19.13
90.001 - 95.000	92	16,030,654.40	2.64
Total:	4,082	$608,332,466.58	100.00%
Weighted Average CLTV: 79.26

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,063	$212,259,801.51	34.89%
Florida	354	43,250,283.72	7.11
Illinois	256	41,012,042.83	6.74
New York	131	28,024,024.92	4.61
Texas	310	27,891,122.95	4.58
Michigan	236	26,028,399.75	4.28
New Jersey	128	22,960,420.11	3.77
Massachusetts	102	19,909,288.20	3.27
Colorado	81	12,466,204.74	2.05
Washington	80	12,432,043.59	2.04
Other	1,341	162,098,834.26	26.65
Total:	4,082	$608,332,466.58	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	2,671	$374,431,097.37	61.55%
Stated	1,232	201,779,419.04	33.17
Limited	179	32,121,950.17	5.28
Total:	4,082	$608,332,466.58	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	11	$2,289,600.00	0.38%
5.001 - 5.500	29	5,554,420.72	0.91
5.501 - 6.000	124	24,310,902.57	4.00
6.001 - 6.500	294	54,881,279.43	9.02
6.501 - 7.000	647	118,457,737.17	19.47
7.001 - 7.500	680	110,163,597.08	18.11
7.501 - 8.000	777	115,675,751.71	19.02
8.001 - 8.500	494	66,437,801.11	10.92
8.501 - 9.000	472	54,480,711.93	8.96
9.001 - 9.500	252	26,431,074.74	4.34
9.501 - 10.000	166	17,320,045.38	2.85
10.001 - 10.500	62	6,128,918.80	1.01
10.501 - 11.000	43	3,667,274.32	0.60
11.001 - 11.500	19	1,599,817.79	0.26
11.501 - 12.000	10	617,373.83	0.10
12.001 - 12.500	2	316,160.00	0.05
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 7.610

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	841	$106,501,142.47	17.51%
11.5001 - 12.0000	15	3,008,050.00	0.49
12.0001 - 12.5000	29	5,518,420.72	0.91
12.5001 - 13.0000	119	23,545,652.57	3.87
13.0001 - 13.5000	239	44,382,672.09	7.30
13.5001 - 14.0000	522	96,815,029.07	15.91
14.0001 - 14.5000	542	91,000,091.12	14.96
14.5001 - 15.0000	623	95,389,690.66	15.68
15.0001 - 15.5000	380	54,299,735.43	8.93
15.5001 - 16.0000	347	42,567,406.84	7.00
16.0001 - 16.5000	195	21,426,194.25	3.52
16.5001 - 17.0000	124	13,881,556.64	2.28
17.0001 - 17.5000	48	4,927,543.80	0.81
17.5001 - 18.0000	30	2,648,253.13	0.44
18.0001 - 18.5000	17	1,517,217.79	0.25
18.5001 - 19.0000	9	587,650.00	0.10
19.0001 - 19.5000	2	316,160.00	0.05
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 14.577

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	841	$106,501,142.47	17.51%
0.501 - 1.000	3	287,650.00	0.05
1.001 - 1.500	1	153,750.00	0.03
2.501 - 3.000	1	211,500.00	0.03
3.001 - 3.500	7	1,654,700.00	0.27
3.501 - 4.000	6	1,158,792.00	0.19
4.001 - 4.500	6	1,084,900.00	0.18
4.501 - 5.000	1	105,000.00	0.02
5.001 - 5.500	1,587	257,395,202.11	42.31
5.501 - 6.000	918	144,797,654.59	23.80
6.001 - 6.500	499	67,607,203.81	11.11
6.501 - 7.000	166	21,917,358.75	3.60
7.001 - 7.500	45	5,310,750.55	0.87
8.501 - 9.000	1	146,862.30	0.02
Total:	4,082	$608,332,466.58	100.00%
Weighted Average: 5.639

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	841	$106,501,142.47	17.51%
2003-07	12	2,584,650.00	0.42
2005-03	3	492,698.96	0.08
2005-04	44	5,847,665.81	0.96
2005-05	1,044	166,863,087.84	27.43
2005-06	2,017	308,520,786.27	50.72
2006-04	1	193,299.07	0.03
2006-05	29	4,677,333.16	0.77
2006-06	91	12,651,803.00	2.08
Total:	4,082	$608,332,466.58	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	787	$107,333,083.80	17.64%
7 – 12	230	43,785,918.08	7.20
13 – 24	2,458	376,497,335.35	61.89
25 – 36	607	80,716,129.35	13.27
Total:	4,082	$608,332,466.58	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	12	$2,584,650.00	0.42%
ARM 2/28	3,108	481,724,238.88	79.19
ARM 3/27	121	17,522,435.23	2.88
Fixed 10 Year	10	684,735.51	0.11
Fixed 15 Year	87	7,846,940.39	1.29
Fixed 20 Year	36	3,574,060.86	0.59
Fixed 25 Year	3	201,500.00	0.03
Fixed 30 Year	705	94,193,905.71	15.48
Total:	4,082	$608,332,466.58	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	2,260	$353,555,479.66	58.12%
A-	455	65,750,087.14	10.81
A-MO	2	209,850.00	0.03
A+	768	112,880,984.93	18.56
A+MO	10	962,980.05	0.16
B	409	52,565,876.10	8.64
C	97	12,409,320.67	2.04
C-	22	3,296,588.83	0.54
Home Saver Program	11	1,452,100.00	0.24
Credit Score Program	48	5,249,199.20	0.86
Total:	4,082	$608,332,466.58	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	4,082	$608,332,466.58	100.00%
Total:	4,082	$608,332,466.58	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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GROUP II

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	22	$497,120.00	0.13%
25,001 - 50,000	253	9,923,070.00	2.53
50,001 - 75,000	306	18,981,053.00	4.84
75,001 - 100,000	250	21,902,061.00	5.59
100,001 - 125,000	181	20,429,575.00	5.21
125,001 - 150,000	163	22,566,912.00	5.76
150,001 - 175,000	164	26,752,447.00	6.82
175,001 - 200,000	126	23,650,203.00	6.03
200,001 - 250,000	171	38,306,375.00	9.77
250,001 - 300,000	98	26,490,995.00	6.76
300,001 - 400,000	303	107,165,277.00	27.34
400,001 - 500,000	147	65,815,445.00	16.79
500,001 - 600,000	14	7,640,180.00	1.95
600,001 - 700,000	3	1,916,250.00	0.49
Total:	2,201	$392,036,963.00	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	22	$497,120.00	0.13%
25,001 - 50,000	253	9,922,465.58	2.53
50,001 - 75,000	306	18,978,871.96	4.84
75,001 - 100,000	250	21,899,542.97	5.59
100,001 - 125,000	181	20,428,097.37	5.21
125,001 - 150,000	163	22,565,200.47	5.76
150,001 - 175,000	164	26,740,999.19	6.82
175,001 - 200,000	126	23,649,065.71	6.03
200,001 - 250,000	171	38,303,322.96	9.77
250,001 - 300,000	98	26,489,892.18	6.76
300,001 - 400,000	303	107,161,374.20	27.34
400,001 - 500,000	147	65,813,326.05	16.79
500,001 - 600,000	14	7,640,180.00	1.95
600,001 - 700,000	3	1,916,250.00	0.49
Total:	2,201	$392,005,708.64	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	3	$173,150.00	0.04%
501 - 525	232	35,503,293.90	9.06
526 - 550	274	46,368,488.72	11.83
551 - 575	336	59,426,030.26	15.16
576 - 600	294	54,671,474.63	13.95
601 - 625	317	57,470,115.76	14.66
626 - 650	295	54,162,832.84	13.82
651 - 675	221	39,061,803.39	9.96
676 - 700	108	19,706,245.26	5.03
701 - 725	56	11,824,221.94	3.02
726 - 750	34	7,026,544.37	1.79
751 - 775	20	4,213,007.57	1.07
776 - 800	11	2,398,500.00	0.61
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 603.6

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	6	$356,950.00	0.09%
121 - 180	106	8,414,829.17	2.15
181 - 240	242	12,815,046.62	3.27
241 - 300	21	7,434,166.83	1.90
301 - 360	1,826	362,984,716.02	92.60
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 350.9

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	112	$8,771,779.17	2.24%
181 - 348	263	20,249,213.45	5.17
349 - 360	1,826	362,984,716.02	92.60
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 350.9

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	1,713	$298,959,138.87	76.26%
PUD	229	45,821,083.53	11.69
2-4 Family	157	30,573,866.13	7.80
Condo	101	16,554,720.11	4.22
Manufactured Housing	1	96,900.00	0.02
Total:	2,201	$392,005,708.64	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	2,038	$368,509,505.32	94.01%
Investment Property	155	21,443,203.32	5.47
Second Home	8	2,053,000.00	0.52
Total:	2,201	$392,005,708.64	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance – Cashout	1,320	$240,537,663.27	61.36%
Purchase	543	91,308,189.48	23.29
Refinance - Rate/Term	338	60,159,855.89	15.35
Total:	2,201	$392,005,708.64	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	87	$9,374,685.58	2.39%
50.001 - 60.000	107	17,770,992.84	4.53
60.001 - 70.000	235	41,734,318.95	10.65
70.001 - 75.000	209	37,750,973.96	9.63
75.001 - 80.000	562	106,547,990.75	27.18
80.001 - 85.000	378	75,496,471.85	19.26
85.001 - 90.000	354	81,223,181.63	20.72
90.001 - 95.000	58	12,623,492.37	3.22
95.001 - 100.000	211	9,483,600.71	2.42
Total:	2,201	$392,005,708.64	100.00%
Weighted Average CLTV: 79.64

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	720	$174,621,996.67	44.55%
New York	91	22,596,031.19	5.76
Florida	168	21,332,700.92	5.44
Texas	205	18,535,794.16	4.73
Illinois	71	16,115,704.44	4.11
New Jersey	66	15,124,678.90	3.86
Massachusetts	52	12,126,507.82	3.09
Michigan	90	11,860,594.12	3.03
Colorado	53	9,437,215.31	2.41
Virginia	42	8,401,458.95	2.14
Other	643	81,853,026.16	20.88
Total:	2,201	$392,005,708.64	100.00%
Number of States Represented: 46

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,394	$221,615,947.51	56.53%
Stated	689	144,644,427.10	36.90
Limited	118	25,745,334.03	6.57
Total:	2,201	$392,005,708.64	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	17	$6,798,950.00	1.73%
5.001 - 5.500	14	3,687,826.00	0.94
5.501 - 6.000	53	15,407,638.70	3.93
6.001 - 6.500	164	42,184,182.82	10.76
6.501 - 7.000	355	90,888,622.50	23.19
7.001 - 7.500	287	61,944,838.36	15.80
7.501 - 8.000	401	72,862,034.60	18.59
8.001 - 8.500	262	39,679,663.56	10.12
8.501 - 9.000	198	26,457,217.73	6.75
9.001 - 9.500	86	9,120,245.03	2.33
9.501 - 10.000	97	8,393,469.58	2.14
10.001 - 10.500	34	3,072,003.25	0.78
10.501 - 11.000	177	8,872,522.04	2.26
11.001 - 11.500	21	975,464.25	0.25
11.501 - 12.000	32	1,515,630.22	0.39
12.001 - 12.500	3	145,400.00	0.04
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 7.503

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,204	$149,735,770.03	38.20%
11.5001 - 12.0000	17	6,798,950.00	1.73
12.0001 - 12.5000	15	3,765,826.00	0.96
12.5001 - 13.0000	47	14,793,138.70	3.77
13.0001 - 13.5000	99	27,845,683.24	7.10
13.5001 - 14.0000	205	60,239,802.47	15.37
14.0001 - 14.5000	147	39,161,110.93	9.99
14.5001 - 15.0000	198	44,580,381.99	11.37
15.0001 - 15.5000	117	23,101,110.31	5.89
15.5001 - 16.0000	74	13,497,846.72	3.44
16.0001 - 16.5000	22	3,369,825.00	0.86
16.5001 - 17.0000	28	3,152,653.25	0.80
17.0001 - 17.5000	13	954,760.00	0.24
17.5001 - 18.0000	12	752,150.00	0.19
18.0001 - 18.5000	2	185,300.00	0.05
19.0001 - 19.5000	1	71,400.00	0.02
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 14.244

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,204	$149,735,770.03	38.20%
1.501 - 2.000	1	89,900.00	0.02
2.501 - 3.000	5	2,624,050.00	0.67
3.001 - 3.500	11	4,024,900.00	1.03
5.001 - 5.500	516	132,901,124.98	33.90
5.501 - 6.000	289	68,691,809.99	17.52
6.001 - 6.500	120	26,325,621.29	6.72
6.501 - 7.000	41	5,301,172.35	1.35
7.001 - 7.500	13	2,242,560.00	0.57
8.001 - 8.500	1	68,800.00	0.02
Total:	2,201	$392,005,708.64	100.00%
Weighted Average: 5.529

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,204	$149,735,770.03	38.20%
2003-07	16	6,648,950.00	1.70
2005-04	10	2,841,189.05	0.72
2005-05	315	79,050,882.87	20.17
2005-06	622	145,258,981.19	37.06
2006-05	6	1,884,166.50	0.48
2006-06	28	6,585,769.00	1.68
Total:	2,201	$392,005,708.64	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	518	$81,525,581.31	20.80%
7 - 12	161	40,195,075.65	10.25
13 - 24	878	183,772,756.82	46.88
25 - 36	644	86,512,294.86	22.07
Total:	2,201	$392,005,708.64	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	16	$6,648,950.00	1.70%
ARM 2/28	947	227,151,053.11	57.95
ARM 3/27	34	8,469,935.50	2.16
Fixed 10 Year	6	356,950.00	0.09
Fixed 15 Year	106	8,414,829.17	2.15
Fixed 20 Year	242	12,815,046.62	3.27
Fixed 25 Year	5	785,216.83	0.20
Fixed 30 Year	845	127,363,727.41	32.49
Total:	2,201	$392,005,708.64	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,380	$247,145,259.35	63.05%
A-	212	36,423,001.00	9.29
A+	362	67,422,099.99	17.20
A+MO	1	42,000.00	0.01
B	145	22,905,796.75	5.84
C	46	7,354,077.06	1.88
C-	3	218,050.00	0.06
Home Saver Program	5	585,268.55	0.15
Credit Score Program	47	9,910,155.94	2.53
Total:	2,201	$392,005,708.64	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	1,983	$382,175,481.60	97.49%
2nd Lien	218	9,830,227.04	2.51
Total:	2,201	$392,005,708.64	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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